                    U.S. Securities and Exchange Commission

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):      June 10, 1999
                                                  -----------------------


                           Metro Global Media, Inc.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                 0-21634                 65-0025871
     ----------------------------------------------------------------------
        State or other           (Commission             (IRS Employer
         jurisdiction            File Number)         Identification No.)
       of incorporation

          1060 Park Avenue, Cranston, Rhode Island            02910
     ----------------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:   (401) 942-7876
                                                    ------------------


       ----------------------------------------------------------------
         (Former name of former address, if changed since last report)

Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          (2) Unaudited Balance Sheet and Unaudited Statement of Income of Fanzine International, Inc. for the six month period ended June 30, 1998.

     (b)  Unaudited Pro Forma Financial Information

          (1) Pro Forma unaudited Balance Sheet and unaudited Statement of Income which give effect to the acquisition of Fanzine International, Inc.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              METRO GLOBAL MEDIA, INC.


                                              By: /s/ Janet Hoey
                                                  -----------------------
                                                  Janet Hoey, Treasurer

June 10, 1999

                          FANZINE INTERNATIONAL, INC.
                                 BALANCE SHEET
                                 JUNE 30, 1998
                                  (Unaudited)

CASH                                                   $  689,817

INVESTMENT IN MARKETABLE SECURITIES                       211,817

ACCOUNTS RECEIVABLE - NET                               3,532,429
                                                       ----------

TOTAL ASSETS                                           $4,433,875
                                                       ==========

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                  $1,304,663

SHAREHOLDERS'S EQUITY                                   3,129,212

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY            $4,433,875
                                                       ==========

                        Exhibit 7(a)(2)

                          FANZINE INTERNATIONAL INC.
                              STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)

SINGLE COPY SALES                             $ 20,768,575
Less:  Estimated Returns                       (14,305,307)
       Distributor's Discount
                                              ------------

NET REVENUE                                   $  6,463,268
                                              ------------
COSTS AND EXPENSES

Production & Distribution                     $  2,857,972
Editorial & Artwork                                230,215
Officers Salaries
General & Administrative                           190,000
                                              ------------

TOTAL COSTS AND EXPENSES                      $  3,278,187
                                              ------------

NET INCOME                                    $  3,185,081
                                              ============

                       UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL STATEMENTS


The following unaudited pro forma consolidated balance sheet has been prepared by combining the consolidated balance sheets of the Company as of May 30,1998 and of Fanzine International, Inc. as of June 30, 1998. The Acquisition is accounted for using the purchase method of accounting as if the Acquisition had occurred on June 1, 1997. Under this method, based upon a preliminary purchase price for Fanzine International, Inc., the identifiable assets and liabilities of Fanzine International, Inc., have been adjusted to their estimated fair values and certain estimated costs to downsize and reorganize Fanzine International, Inc. operations have been accrued.

The following unaudited pro forma consolidated statements of operations have been prepared by combining the consolidated statements of operations of the Company for the fiscal year ended May 30, 1998 and for Fanzine the 11 months ended June 30, 1998. The Acquisition is accounted for using the purchase method of accounting as if the Acquisition had occurred on June 1, 1997. No cost savings and synergies which the Company expects to realize as a result of the Acquisition has been recognized in the pro forma consolidated statements of operations.

The pro forma consolidated financial statements do not purport to represent what the Company's consolidated financial position or results of operations actually would have been had the Acquisition been completed on the dates for which the Acquisition is being given effect, nor is it necessarily indicative of future financial position or operating results of the Company. The pro forma consolidated financial statements should be read in conjunction with the accompanying notes and the historical financial statement of the respective companies and the related notes thereto. Certain reclassifications have been made to the historical financial statements of the Company and Fanzine International, Inc. in order to provide classifications appropriate to the pro forma financial statements.

The pro forma consolidated financial statements do not take into account any modifications to the Acquisition which may be required to address any gain-out contingencies or future redemption of the Company's stock issued to selling shareholders.

                                Exhibit 7(b)(1)

                   METRO GLOBAL MEDIA, INC. AND SUBSIDIARIES
               Pro Forma Consolidated Balance Sheet (unaudited)
                                  Historical
                          (all amounts in thousands)

                                                                              FANZINE
          ASSETS                                         METRO GLOBAL      INTERNATIONAL                      Pro forma
                                                           MEDIA, INC          INC.          Pro forma        Financial
                                                          May 30, 1998     June 30, 1998     Adjustments      Statements
                                                       ----------------    -------------     -----------      ------------
Current Assets

     Cash                                              $            185    $         690     $      (130)(c)  $      2,411
                                                                                                   1,666 (c)
     Investment in marketable securities                              -              212                               212
     Accounts receivable, net                                     5,092            3,532                             8,624
     Inventory                                                    3,727                                              3,727
     Other current assets                                           327                                                327
                                                       ----------------    -------------     -----------      ------------

          Total Current Assets                                    9,331            4,434           1,536            15,301


     Motion pictures and other films,less
          accumulated amortization                                4,143                                              4,143

     Property and Equipment at cost, less
          accumulated depreciation                                1,479                                              1,479

     Goodwill,net                                                                                  7,042 (a)         7,042

     Other assets                                                   484                              122 (a)           660
                                                                                                      54 (b)
                                                       ----------------    -------------     -----------      ------------

          Total Assets                                 $         15,437    $       4,434     $     8,754       $    28,625
                                                       ================    =============     ===========      ============



          LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

     Current portion of capital lease obligation       $            364                                                364
     Short-term borrowings                                        1,030                            3,000 (a)         4,030
     Accounts payable and accrued expenses                        4,233            1,305             130 (a)         8,367
                                                                                                     413 (b)
                                                                                                   2,286 (c)
     Other current liabilities                                      326                              713 (d)         1,039
                                                       ----------------    -------------     -----------      ------------

          Total current liabilities                               5,953            1,305           6,542            13,800

     Convertible debentures                                                                        1,000 (a)         1,000
     Capital lease obligations, less current portion                352                                                352
     Deferred income taxes                                           59                                                 59
                                                       ----------------    -------------     -----------      ------------

          Total liabilities                                       6,364            1,305           7,542            15,211
                                                       ----------------    -------------     -----------      ------------

     Redeemable common stock                                                                       3,500 (a)         3,500
     Minority interest                                               18                                                 18
                                                       ----------------    -------------     -----------      ------------
     Commitments and Contingencies

Shareholders' Equity

     Series A cumulative convertible preferred
     stock, $.0001 par value, $1,000 stated                         858                                                858
     Preferred Stock, no par value
     Common Stock, $.0001 par value                                   1                                                  1
     Additional paid in capital                                   6,546                              218 (b)         6,764
     Retained Earning                                             1,713            3,129           1,666 (c)         2,336
                                                                                                  (4,172)(d)
                                                       ----------------    -------------     -----------      ------------
                                                                  9,118            3,129          (2,288)            9,959
                                                       ----------------    -------------     -----------      ------------

     Unearned Compensation                                          (63)                                               (63)
                                                       ----------------    -------------     -----------      ------------

          Total Shareholders' Equity                              9,055            3,129          (2,288)            9,896
                                                       ----------------    -------------     -----------      ------------

          Total liabilities and shareholders' equity   $         15,437    $       4,434     $     8,754        $   28,625
                                                       ================    =============     ===========      ============

           See notes to Pro forma Consolidated Financial Statements

                   METRO GLOBAL MEDIA, INC. AND SUBSIDIARIES
          Pro Forma Consolidated Statement of Operations (Unaudited)
                                  Historical
           (all amounts in thousands, except per share information)

                                                                      FANZINE
                                                  METRO GLOBAL     INTERNATIONAL
                                                   MEDIA, INC           INC.                                     Pro forma
                                                   Year ended      Eleven months ended         Pro forma         Financial
                                                  May 30, 1998       June 30, 1998             Adjustments       Statements
                                                 -------------    ---------------------       -------------     -------------
Revenues                                         $      20,391    $               9,746                         $      30,137

Cost of Revenues                                        13,331                    4,141                                17,472
                                                 -------------    ---------------------       -------------     -------------

                                                         7,060                    5,605                   0            12,665

Selling, general and administrative expenses             6,219                      810                (200)(c)         9,445
                                                                                                        330 (c)
                                                                                                      2,286 (c)
                                                 -------------    ---------------------       -------------     -------------

     Income (loss) from operations                         841                    4,795              (2,416)            3,220

Other income and expenses

     Interest expense                                     (349)                                        (577)(b)          (926)
     Other income (expense)                                105                                                            105
     Amortization expense                                                                              (466)(a)          (466)
                                                 -------------    ---------------------       -------------     -------------
                                                          (244)                       0              (1,043)           (1,287)
                                                 -------------    ---------------------       -------------     -------------
     Income before provision for income taxes              597                    4,795              (3,459)            1,933

Provision for income taxes                                 247                                          713 (d)           960
                                                 -------------    ---------------------       -------------     -------------

     Net income                                  $         350    $               4,795       $      (4,172)    $         973
                                                 =============    =====================       =============     =============

Basic earnings per common share                  $        0.09                                                  $        0.21
Diluted earnings per common share                         0.09                                                           0.17


Weighted average number of shares outstanding

     Basic                                           3,661,994                                      916,667 (a)     4,578,661

     Diluted                                         3,812,213                                      916,667 (a)     5,826,130
                                                                                                  1,097,250 (b)

            See notes to Pro forma Consolidated Financial Statements

                   METRO GLOBAL MEDIA, INC. AND SUSIDIARIES
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(a) On July 31, 1998, Metro Global Media, Inc. ("Metro") purchased 100% of the outstanding stock of Fanzine International, Inc. for a purchase price of $7,500,000. The purchase price consists of $4,000,000 cash, of which $2,000,000 was payable at closing, $1,000,000 due on October 31, 1998 and $1,000,000 due on January 31, 1999, and 1,000,000 restricted shares of Metro's common stock. The 1,000,000 shares were valued at $3.50 based on the average closing price of Metro's stock 10 days prior to 10 days after the announcement of the acquisition on July 16, 1998.

         The excess of the purchase price over the net assets acquired was allocated to goodwill and other assets. The goodwill is being amortized over 15 years. The amortization expense for the period ended May 30, 1998 is $466,277.

(b) To finance the acquisition, the Company entered into a $1,000,000 8% convertible debenture with a third party. Due to the beneficial conversion feature, Metro recognized $218,093 in interest expense. The balance of the purchase price was financed through short-term borrowings at various interest rates. Metro recognized total interest expense of $531,400. Metro is also amortizing $100,000 of related financing costs as interest expense.


(c) Metro entered into employment agreements with the 4 selling shareholders of Fanzine. The employment agreement stipulates fixed salaries and incentive compensation. The incentive compensation for the 4 selling shareholders is calculated at 49% of Fanzine's net income before goodwill amortization, interest expense and income taxes. Metro added back salaries and distributions the selling shareholders received during the eleven months.

(d) The Company recognized income taxes for the income tax effect of Fanzine's income at the statutory rate of 40%. The amortization of the goodwill is not deductible for tax purposes.